Apple Hospitality REIT Appoints Carolyn Handlon to Board of Directors

and Announces Date for 2023 Annual Meeting of Shareholders

RICHMOND, Va. (March 3, 2023) – Apple Hospitality REIT, Inc. (NYSE: APLE) (“Apple Hospitality” or the “Company”) today announced the appointment of Carolyn Handlon to its Board of Directors (the “Board”), effective March 1, 2023. Ms. Handlon will stand for election as a Board-recommended nominee at the Company’s 2023 Annual Meeting of Shareholders. Apple Hospitality’s Board provides critical guidance and advice to management, and the Company is committed to a Board that has diverse perspectives and backgrounds. With the addition of Ms. Handlon, the Company’s Board comprises nine directors, three of whom are women directors, which is more than 30% of the Board.

“We are delighted to welcome Carolyn to our Board of Directors,” said Glade Knight, Executive Chairman of Apple Hospitality. “As one of the key leaders at Marriott across multiple economic cycles, Carolyn successfully navigated recessionary environments and capital market challenges while preserving liquidity and financial stability for Marriott. Carolyn brings tremendous financial acumen and expertise specific to the hotel industry to our Board, and we are confident she will be an outstanding addition. We look forward to further advancing the Company’s corporate governance and oversight through her insight and leadership.”

Prior to her retirement in April 2022, Ms. Handlon served as Executive Vice President, Finance and Global Treasurer of Marriott International, Inc. (“Marriott”) for more than 17 years, overseeing the financial health and strategy, global investments, and capital markets for Marriott. Ms. Handlon joined Marriott in 1987 as Corporate Finance Manager and held various positions of increasing seniority and responsibility during her tenure with the company. During her 35 years of leadership experience with Marriott, Ms. Handlon’s areas of responsibility spanned global capital markets, global investment, real estate lending, corporate financial strategy and financial risk management. Instrumental in Marriott’s growth, Ms. Handlon was a key leader in strategic transformations, including the creation of Marriott’s asset-light business models, company spin-offs, and mergers and acquisitions. Prior to joining Marriott, Ms. Handlon worked for the Overseas Private Investment Corporation and for the Continental Illinois National Bank and Trust. Ms. Handlon’s extensive 40-year background in the financial and global market industry along with senior leadership and hotel industry experience provide significant value to the Company’s Board of Directors. She currently serves on the Board of Directors for Invesco Mortgage Capital Inc. and on the Audit Committee, the Nomination and Corporate Governance Committee, and as chair of the Compensation Committee of such board. Ms. Handlon also serves on the Board of Directors for Science Applications International Corporation and on the Audit Committee and Nominating and Corporate Governance Committee of such board. Ms. Handlon is a member of the Economic Club of Washington, D.C., the National Association of Corporate Directors and Women Corporate Directors. Ms. Handlon holds a Bachelor of Arts degree from Virginia Polytechnic Institute and State University and a Master of Business Administration degree from Indiana University.

In addition, the Company today announced that its 2023 Annual Meeting of Shareholders will be held at 9:00 a.m. Eastern Time on Thursday, May 18, 2023. The meeting will take place at the Courtyard and Residence Inn Richmond Downtown, located at 1320 East Cary Street, Richmond, Virginia 23219, and is open to shareholders of record as of March 20, 2023.

About Apple Hospitality REIT, Inc.

Apple Hospitality REIT, Inc. (NYSE: APLE) is a publicly traded real estate investment trust (“REIT”) that owns one of the largest and most diverse portfolios of upscale, rooms-focused hotels in the United States. Apple Hospitality’s portfolio consists of 220 hotels with approximately 29,000 guest rooms located in 87 markets throughout 37 states. Concentrated with industry-leading brands, the Company’s portfolio consists of 96 Marriott-branded hotels, 119 Hilton-branded hotels, four Hyatt-branded hotels and one independent hotel. For more information, please visit www.applehospitalityreit.com.

Forward-Looking Statements Disclaimer

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are typically identified by use of statements that include phrases such as “may,” “believe,” “expect,” “anticipate,” “intend,” “estimate,” “project,” “target,” “goal,” “plan,” “should,” “will,” “predict,” “potential,” “outlook,” “strategy,” and similar expressions that convey the uncertainty of future events or outcomes. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from the Company’s forward-looking statements continues to be the adverse effect of COVID-19, including resurgences and variants, on the Company’s business, financial performance and condition, operating results and cash flows, the real estate market and the hospitality industry specifically, and the global economy and financial markets generally. The significance, extent and duration of the continued impacts caused by the COVID-19 pandemic on the Company will depend on future developments, which are highly uncertain and cannot be predicted with confidence at this time, including the extent and effectiveness of the actions taken to mitigate its impact, the acceptance and availability of vaccines, the duration of associated immunity and efficacy of the vaccines against variants of COVID-19, the potential for hotel closures/consolidations that may be mandated or advisable, whether based on increased COVID-19 cases, new variants or other factors, and the direct and indirect economic effects of the pandemic and containment measures, among others. Moreover, investors are cautioned to interpret many of the risks identified under the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 as being heightened as a result of the ongoing and numerous adverse impacts of COVID-19. Additional factors include, but are not limited to, the ability of the Company to effectively acquire and dispose of properties and redeploy proceeds; the anticipated timing and frequency of shareholder distributions; the ability of the Company to fund capital obligations; the ability of the Company to successfully integrate pending transactions and implement its operating strategy; changes in general political, economic and competitive conditions and specific market conditions (including the potential effects of inflation or a recessionary environment); reduced business and leisure travel due to travel-related health concerns, including the COVID-19 pandemic or an increase in COVID-19 cases or any other infectious or contagious diseases in the U.S. or abroad; adverse changes in the real estate and real estate capital markets; financing risks; changes in interest rates; litigation risks; regulatory proceedings or inquiries; and changes in laws or regulations or interpretations of current laws and regulations that impact the Company’s business, assets or classification as a REIT. Although the Company believes that the assumptions underlying the forward-looking statements contained herein are reasonable, any of the assumptions could be inaccurate, and therefore there can be no assurance that such statements included in this press release will prove to be accurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the results or conditions described in such statements or the objectives and plans of the Company will be achieved. In addition, the Company’s qualification as a REIT involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, as amended. Readers should carefully review the risk factors described in the Company’s filings with the Securities and Exchange Commission, including but not limited to those discussed in the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022. Any forward-looking statement that the Company makes speaks only as of the date of this press release. The Company undertakes no obligation to publicly update or revise any forward-looking statements or cautionary factors, as a result of new information, future events, or otherwise, except as required by law.

Contact:

Apple Hospitality REIT, Inc.

Kelly Clarke, Vice President, Investor Relations

804‐727‐6321

kclarke@applereit.com

For additional information or to receive press releases by email, visit www.applehospitalityreit.com.